UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-10491
                                                     ---------

                         Nuveen Real Estate Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31, 2003
                                           ------------------

                  Date of reporting period: December 31, 2003
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Nuveen Investments
Closed-End
Exchange-Traded
Funds

ANNUAL REPORT December 31, 2003

     NUVEEN
REAL ESTATE
INCOME FUND
        JRS


Photo of: Man holding up small boy.
Photo of: 2 women with 2 girls looking at seashells.


HIGH CURRENT INCOME
FROM A PORTFOLIO OF
COMMERCIAL REAL ESTATE
INVESTMENTS

Logo: NUVEEN Investments

FASTER INFORMATION
 RECEIVE YOUR
       NUVEEN FUND REPORT
           ELECTRONICALLY

By registering for electronic delivery, you will receive an e-mail as soon as your Nuveen Fund information is available. Click on the link and you will be taken directly to the report. Your Fund report can be viewed and saved on your computer. Your report will arrive faster via e-mail than by traditional mail.

Registering is easy and only takes a few minutes (see instructions at right).

--------------------------------------------------------------------------------
SOME COMMON CONCERNS:

WILL MY E-MAIL ADDRESS BE DISTRIBUTED TO OTHER COMPANIES?

No, your e-mail address is strictly confidential and will not be used for anything other than notification of shareholder information.

WHAT IF I CHANGE MY MIND AND WANT TO RECEIVE INVESTOR MATERIALS THROUGH REGULAR MAIL DELIVERY AGAIN?

If you decide you do not like receiving your reports electronically, it's a simple process to go back to regular mail delivery.
--------------------------------------------------------------------------------

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME FROM YOUR FINANCIAL ADVISOR OR BROKERAGE ACCOUNT,

FOLLOW THE STEPS OUTLINED BELOW:

1 Go to WWW.INVESTORDELIVERY.COM and follow the simple instructions, using the address sheet that accompanied this report as a guide.

2 You'll be taken to a page with several options. Select the NEW ENROLLMENT-CREATE screen and follow the simple instructions.

3 Click Submit. Confirm the information you just entered is correct, then click Submit again.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

IF YOUR NUVEEN FUND DIVIDENDS AND STATEMENTS

COME DIRECTLY TO YOU FROM NUVEEN,

FOLLOW THE STEPS OUTLINED BELOW:

1    Go to WWW.NUVEEN.COM

2 Select ACCESS YOUR ACCOUNT. Select the E-REPORT ENROLLMENT section. Click on Enrollment Today.

3 You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4 You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5 Use this same process if you need to change your registration information or cancel internet viewing.

Logo: NUVEEN Investments

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Sidebar text: I URGE YOU TO CONSIDER RECEIVING FUTURE FUND REPORTS AND OTHER
FUND INFORMATION BY E-MAIL AND THE INTERNET .....SEE THE INSIDE FRONT COVER OF
THIS REPORT FOR STEP-BY-STEP INSTRUCTIONS.

Dear
  SHAREHOLDER

Many of you recently received an annual report for your Fund for the year ended October 31, 2003. Since then, the fiscal year for the Fund has been changed to match the calendar year. This change in fiscal year was made strictly for administrative reasons, and does not have any impact on the management or future performance of your Fund. Because of this change, we have the opportunity to send you another annual report only two months after you received the previous one.

As noted in the previous report, your Fund continued to perform well. Detailed information on your Fund's total return can be found in the Portfolio Managers' Perspective and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular monthly income, we believe that a real estate oriented investment like your Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the value of the Fund's holdings may move differently than the prices of other common stocks, bonds or mutual funds you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you once again to consider receiving future Fund reports and other Fund information by e-mail and the Internet . Not only will you be able to receive the information faster, but this also may help lower your Fund's expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by our seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 18, 2004

Nuveen Real Estate Income Fund (JRS)


Portfolio Managers'
        PERSPECTIVE

The Fund is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of Banc One Corporation. Tony Manno and Ken Statz, who each have more than 21 years of experience in managing real estate investments, lead the team. Here they review the economic environment and performance of the Fund.

WHAT WERE THE MAJOR ECONOMIC DRIVERS OF THE REAL ESTATE AND REIT MARKETS DURING THE QUARTER AND YEAR ENDED DECEMBER 31, 2003?

The combination of low interest rates and clearer signs of economic recovery continued to highlight both income and growth attributes within the real estate stock group, driving another strong performance quarter and capping off a near-record performance year.

The performance pattern for real estate stocks by property type and by company during 2003 and in the fourth quarter generally reflected crosscurrents evident in both the broader stock and bond markets. Investors continued to aggressively seek current income while also targeting investments positioned for growth in an economic recovery. With the improving pattern of economic news as the year progressed, investor sentiment appeared to tilt further in favor of risk-taking. At the same time, there was a remarkable evenness to performance by property type in 2003, with returns almost universally strong and more closely clustered despite significant differences in fundamentals and outlook.

The standout performers by property type in 2003 were the retail companies, with mall companies in particular generating a total return of +52.5% for the year and +12.5% in the fourth quarter. Also part of the retail group, local shopping center companies generated returns of +40.8% in 2003, including a +8.1% return in the fourth quarter.

While still generating attractive total returns, the multifamily companies as a group were underperfomers during 2003, with a total return for the year of +25.6% including a notably modest +3.7% return for the fourth quarter. Multifamily operating fundamentals continue to be weak, the combination of a depressed job market, low mortgage rates driving demand for single-family homes and continued new construction. Lodging company operations continue to be pressured by a depressed and intensely competitive travel environment, but the stocks benefited as 2003 progressed from a general easing of downside concerns regarding the Iraq conflict and a refocus by investors on the prospects for a U.S. economic recovery.

With arguably some of the most challenging operating conditions in many markets, the resilient performance of the office companies as a group during 2003 was impressive. Including a return of +11.2% during the fourth quarter, the office companies generated a total return of +36.4% in 2003, in our view reflecting stability inherent in longer lease terms for office properties and clear signs of a market bottom as the year progressed.

The level of new equity issuance stepped up significantly during the second half of 2003 bringing the full year total for new common equity to $7.8 billion. While far short of 1997's $26.0 billion record, this is the highest annual level of new common issuance since 1998 and reflects stepped up activity for IPOs as well as follow-on activity for existing companies.

IN THIS CONTEXT, HOW DID THE FUND PERFORM OVER THE PERIOD ENDED DECEMBER 31,
2003?

As noted in the chairman's letter, the Fund recently changed its fiscal year end to December 31 from October 31. Since shareholders recently received an annual report for the period ended October 31,

2003, this report covers the two months between that date and December 31, 2003. For these two months, the Fund produced a cumulative total return on net asset value of 8.69%, compared with 7.65% for the Wilshire Real Estate Index, an unmanaged index comprised of publicly-traded REITs and REOCs. It is important to note that the Fund has an active program of investing in preferred stocks, which are not included in the index. In addition, the Fund employs financial leverage while the index is unleveraged.

Since it is more customary in annual reports to show 12-month results, we've also calculated fund and index total returns for the 12-month period ended December 31, 2003. For this time frame, the Fund produced a 42.69% total return on net asset value. This compares with a 37.07% return over the same period for the Wilshire Real Estate Securities Index. As of December 31, 2003, the Fund continued to trade at a premium to its net asset value.

WHAT WERE THE KEY STRATEGIES AND TACTICS USED TO MANAGE JRS OVER THIS PERIOD?

During the reporting period, we continued to focus on those preferred and common securities that we believed were best positioned to generate sustainable income and potential price appreciation. In managing the portfolio, we sought to structure a diversified portfolio while taking into account company credit quality issues, sector and geographic exposure and security-type allocations. Each decision was based on a multi-layered analysis of the company, the real estate it owns, its management, and the relative price of the security.

One important tool we employed in attempting to manage JRS for income and long-term capital appreciation was the ability to shift the portfolio's allocation between preferred and common stocks based upon the relative attractiveness of these two distinct markets. As of December 31, 2003, the portfolio allocations were 34% preferred and 65% common stock and 1% in cash equivalents.

WERE THERE ANY PARTICULAR AREAS OR TYPES OF PROPERTIES YOU FOCUSED ON IN PARTICULAR?

Throughout the reporting period, the portfolio was well diversified by property type, geography, issuer and type of security. One example of how this flexibility benefited JRS was our investment in apartment companies, many of which were under significant operating stress. By adjusting the Fund's allocation to apartments mainly through preferred stock holdings, we were able to be much more selective in our common stock investments, and still participate commensurately in the cash flows of this important component of the real estate industry.

A similar strategy was employed for office companies, in which the percentage of the allocation devoted to preferred stock ranged between 29% and 48%, and hotels, in which 85% to 100% was in preferred stock. We believe this extra layer of strategic flexibility enabled us to better diversify the portfolio by property type and issuer, without adding undue risks.

Nuveen RealEstate Income Fund

Performance
  OVERVIEW As of December 31, 2003


JRS

PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $18.73
--------------------------------------------------
Common Share Net Asset Value                $18.57
--------------------------------------------------
Premium/(Discount) to NAV                    0.86%
--------------------------------------------------
Net Assets Attributable to
Common Shares ($000)                      $522,576
--------------------------------------------------

TOP 5 COMMON                           % OF TOTAL
STOCK ISSUERS                         INVESTMENTS
--------------------------------------------------
Mack-Cali Realty Corporation                  8.1%
--------------------------------------------------
The Macerich Company                          6.7%
--------------------------------------------------
Arden Realty, Inc.                            6.0%
--------------------------------------------------
HRPT Properties Trust                         5.3%
--------------------------------------------------
Nationwide Health Properties, Inc.            4.7%
--------------------------------------------------

TOP 5 PREFERRED                        % OF TOTAL
STOCK ISSUERS                         INVESTMENTS
--------------------------------------------------
Crescent Real Estate Equities Company         6.2%
--------------------------------------------------
Home Properties, Inc.                         3.8%
--------------------------------------------------
Apartment Investment & Management
Company                                       3.7%
--------------------------------------------------
Federal Realty Investment Trust               3.2%
--------------------------------------------------
LaSalle Hotel Properties                      2.4%
--------------------------------------------------

                                        % OF TOTAL
TOP FIVE INDUSTRIES                    INVESTMENTS
--------------------------------------------------
Office                                       37.7%
--------------------------------------------------
Multifamily                                  17.3%
--------------------------------------------------
Malls                                        12.9%
--------------------------------------------------
Shopping Centers                             12.2%
--------------------------------------------------
Healthcare                                    9.4%
--------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
--------------------------------------------------
                             MARKET           NAV
--------------------------------------------------
1-Year                        34.54%        42.69%
--------------------------------------------------
Since Inception               20.62%        22.90%
--------------------------------------------------


Bar Chart:
2003 MONTHLY DIVIDENDS PER SHARE
Jan                                      0.115
Feb                                      0.115
Mar                                      0.115
Apr                                      0.115
May                                      0.115
Jun                                      0.115
Jul                                      0.115
Aug                                      0.115
Sep                                      0.115
Oct                                      0.115
Nov                                      0.115
Dec                                      0.115




Line Chart:
SHARE PRICE PERFORMANCE

1/01/03                                  15.31
                                         15.2
                                         15.15
                                         15.29
                                         15.37
                                         15.4
                                         15.25
                                         15.59
                                         15.67
                                         15.71
                                         15.35
                                         15.55
                                         15.56
                                         15.99
                                         16
                                         15.88
                                         15.77
                                         15.99
                                         16.43
                                         16.46
                                         16.95
                                         16.65
                                         16.73
                                         16.8
                                         17.07
                                         17.22
                                         16.6
                                         16.5
                                         16.43
                                         16.4
                                         17
                                         16.7
                                         17.09
                                         16.96
                                         17.17
                                         16.96
                                         17.3
                                         17.46
                                         17.73
                                         17.81
                                         18.23
                                         17.97
                                         17.32
                                         18
                                         17.94
                                         17.88
                                         18.08
                                         18.45
12/31/03                                 18.53

Weekly Closing Price
Past performance is not predictive of future results.

Pie Chart:
PORTFOLIO HOLDINGS BY TYPE OF INVESTMENT (AS A % OF TOTAL INVESTMENTS)
Common Stocks                            65%
Preferred Stocks                         34%
Short-Term Investments                    1%

Shareholder
       MEETING REPORT

The annual shareholder meeting was held on January 20, 2004, in Chicago at Nuveen's headquarters.

                                                                                                             JRS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Common and
                                                                                         Taxable Auctioned      Taxable Auctioned
                                                                                                 Preferred              Preferred
                                                                                             shares voting          shares voting
                                                                                               together as            together as
                                                                                                   a class                a class
====================================================================================================================================
APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WAS REACHED AS FOLLOWS:
   For                                                                                          26,916,173                     --
   Against                                                                                         228,789                     --
   Abstain                                                                                         254,205                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
William E. Bennett
   For                                                                                          27,207,639                     --
   Withhold                                                                                        191,528                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
Robert P. Bremner
   For                                                                                          27,210,174                     --
   Withhold                                                                                        188,993                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
Lawrence H. Brown
   For                                                                                          27,206,506                     --
   Withhold                                                                                        192,661                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
Jack B. Evans
   For                                                                                          27,221,621                     --
   Withhold                                                                                        177,546                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
Anne E. Impellizzeri
   For                                                                                          27,186,544                     --
   Withhold                                                                                        212,623                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
William L. Kissick
   For                                                                                          27,190,186                     --
   Withhold                                                                                        208,981                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
Thomas E. Leafstrand
   For                                                                                          27,196,038                     --
   Withhold                                                                                        203,129                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================

Shareholder
       MEETING REPORT (continued)
                                                                                                             JRS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Common and
                                                                                         Taxable Auctioned      Taxable Auctioned
                                                                                                 Preferred              Preferred
                                                                                             shares voting          shares voting
                                                                                               together as            together as
                                                                                                   a class                a class
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Peter R. Sawers
   For                                                                                          27,201,531                     --
   Withhold                                                                                        197,636                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
William J. Schneider
   For                                                                                                 --                    6,606
   Withhold                                                                                            --                        3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --                    6,609
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                                                 --                    6,606
   Withhold                                                                                            --                        3
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                               --                    6,609
====================================================================================================================================
Judith M. Stockdale
   For                                                                                          27,203,704                     --
   Withhold                                                                                        195,463                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================
Sheila W. Wellington
   For                                                                                          27,175,029                     --
   Withhold                                                                                        224,138                     --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                        27,399,167                     --
====================================================================================================================================

Report of
   INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS

NUVEEN REAL ESTATE INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund as of December 31, 2003, and the related statements of operations for the period from November 1, 2003 through December 31, 2003 and for the year ended October 31, 2003 and the statement of changes in net assets and the financial highlights for the period from November 1, 2003 through December 31, 2003 and for year ended October 31, 2003 and for the period from November 15, 2001 (commencement of operations) through October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at December 31, 2003, and the results of its operations for the period from November 1, 2003 through December 31, 2003 and for the year ended October 31, 2003 and the statement of changes in its net assets and financial highlights for the period from November 1, 2003 through December 31, 2003 and for year ended October 31, 2003 and for the period from November 15, 2001 (commencement of operations) through October 31, 2002, in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Chicago, Illinois
February 17, 2004

                            Nuveen Real Estate Income Fund (JRS)
                            Portfolio of
                                    INVESTMENTS December 31, 2003
                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 87.1% (65.2% OF TOTAL INVESTMENTS)

                HEALTHCARE - 12.0%

    1,672,300   Nationwide Health Properties, Inc.                                                                     $ 32,693,465

    1,740,300   Senior Housing Properties Trust                                                                          29,985,369


------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 1.0%

      492,564   Hersha Hospitality Trust                                                                                  4,974,896


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIALS - 3.3%

      517,100   First Industrial Realty Trust, Inc.                                                                      17,452,125


------------------------------------------------------------------------------------------------------------------------------------
                MALLS - 12.3%

      807,600   Glimcher Realty Trust                                                                                    18,074,088

    1,044,100   The Macerich Company                                                                                     46,462,450


------------------------------------------------------------------------------------------------------------------------------------
                MULTIFAMILY - 12.8%

      276,300   Amli Residential Properties Trust                                                                         7,404,840

      309,000   Apartment Investment & Management Company                                                                10,660,500

      870,000   Archstone-Smith Trust                                                                                    24,342,600

      516,400   Avalonbay Communities, Inc.                                                                              24,683,920


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 36.8%

    1,388,800   Arden Realty, Inc.                                                                                       42,136,192

      114,900   Highwoods Properties, Inc.                                                                                2,918,460

    3,642,100   HRPT Properties Trust                                                                                    36,748,789

    1,351,500   Mack-Cali Realty Corporation                                                                             56,249,430

      907,500   Maguire Properties, Inc.                                                                                 22,052,250

    1,305,600   Reckson Associates Realty Corporation                                                                    31,726,080


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTERS - 8.5%

      413,800   Federal Realty Investment Trust                                                                          15,885,782

    1,159,400   New Plan Excel Realty Trust                                                                              28,602,398


------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.4%

       76,900   Public Storage, Inc.                                                                                      2,299,310
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $343,971,377)                                                                 455,352,944
                --------------------------------------------------------------------------------------------------------------------

                PREFERRED STOCKS - 45.4% (33.9% OF TOTAL INVESTMENTS)

                HEALTHCARE - 0.6%

       32,558   Nationwide Health Properties, Inc. - Series A, 7.677%                                                     3,122,517


------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 5.2%

      360,000   Boykin Lodging Company - Series A, 10.500%                                                               10,368,000

      592,000   LaSalle Hotel Properties - Series A, 10.250%                                                             16,901,600


------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 2.6%

      497,623   PS Business Parks, Inc. - Series F, 8.750%                                                               13,366,154


                                       8

                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MALLS - 4.9%

      127,000   CBL & Associates Properties, Inc. - Series B, 8.750%                                                   $  6,959,600

                Glimcher Realty Trust:
      237,300    Series B, 9.250%                                                                                         6,015,555
      113,000    Series F, 9.250%                                                                                         2,992,240

                The Mills Corp.:
      115,200    Series C, 9.000%                                                                                         3,184,704
      213,000    Series E, 8.750%                                                                                         5,772,300

       24,500   Taubman Centers, Inc. - Series A, 8.300%                                                                    622,790


------------------------------------------------------------------------------------------------------------------------------------
                MULTIFAMILY - 10.3%

                Apartment Investment & Management Company:
       91,600    Series G, 9.375%                                                                                         2,478,696
       51,050    Series Q, 10.100%                                                                                        1,380,903
      803,500    Series R, 10.000%                                                                                       21,831,095

      970,000   Home Properties, Inc. - Series F, 9.000%                                                                 26,723,500

       51,300   United Dominion Realty Trust, Inc. - Series B, 8.600%                                                     1,405,620


------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 13.7%

      199,100   Alexandria Real Estate Equities, Inc. - Series B, 9.100%                                                  5,594,710

      200,000   Corporate Office Properties Trust - Series G, 8.000%                                                      5,400,000

                Crescent Real Estate Equities Company:
      835,100    Series A (Convertible), 6.750%                                                                          19,532,989
      850,000    Series B, 9.500%                                                                                        23,842,500

                Highwoods Properties, Inc.:
       12,141    Series A, 8.625%                                                                                        12,129,624
       33,600    Series B, 8.000%                                                                                           848,736

      150,000   Lexington Corporate Properties Trust - Series B, 8.050%                                                   4,012,500


------------------------------------------------------------------------------------------------------------------------------------
                SHOPPING CENTERS - 7.8%

                Developers Diversified Realty Corporation:
       86,200    Series F, 8.600%                                                                                         2,301,540
      480,000    Series G, 8.000%                                                                                        12,950,400

      808,000   Federal Realty Investment Trust - Series B, 8.500%                                                       22,220,000

      125,000   Saul Centers, Inc. - Series A, 8.000%                                                                     3,312,500


------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.3%

                Shurgard Storage Centers, Inc.:
       30,000    Series C, 8.700%                                                                                           759,000
       24,600    Series D, 8.750%                                                                                           665,430
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks (cost $213,558,420)                                                              236,695,203
                --------------------------------------------------------------------------------------------------------------------
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (COST $5,952,000) - 1.1% (0.9% OF TOTAL INVESTMENTS)

$       5,952   State Street Bank Repurchase Agreement, 0.720%, dated 12/31/03, due 1/02/04,                              5,952,000
=============    repurchase price $5,952,238, collateralized by U.S. Treasury Bonds
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $563,481,797) - 133.6%                                                          698,000,147
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (0.7)%                                                                   (3,424,173)
                --------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (32.9)%                                     (172,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $522,575,974
                ====================================================================================================================

                (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                                 See accompanying notes to financial statements.

                            Statement of
                                 ASSETS AND LIABILITIES December 31, 2003

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $563,481,797)                                                                       $698,000,147
Cash                                                                                                                            924
Receivables:
   Dividends                                                                                                              4,612,652
   Interest                                                                                                                     119
Other assets                                                                                                                 14,756
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      702,628,598
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Interest rate swaps, at value                                                                                             7,521,755
Accrued expenses:
   Management fees                                                                                                          346,166
   Other                                                                                                                    172,973
Taxable Auctioned Preferred share dividends payable                                                                          11,730
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   8,052,624
------------------------------------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                                                172,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $522,575,974
====================================================================================================================================
Common shares outstanding                                                                                                28,136,413
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      18.57
====================================================================================================================================



NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    281,364
Paid-in surplus                                                                                                         395,008,674
Undistributed (Over-distribution of) net investment income                                                                  (11,730)
Accumulated net realized gain from investment transactions                                                                       --
Net unrealized appreciation of investments and interest rate swap transactions                                           127,297,666
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                  $522,575,974
====================================================================================================================================
Authorized shares:
   Common                                                                                                                  Unlimited
   Taxable Auctioned Preferred                                                                                             Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                            Statement of
                                OPERATIONS
                                                                                                      FOR THE PERIOD
                                                                                                            11/01/03
                                                                                                             THROUGH     YEAR ENDED
                                                                                                            12/31/03       10/31/03
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                $ 5,013,372   $ 32,908,378
Interest                                                                                                      19,952         94,049
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                    5,033,324     33,002,427
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                            1,009,960      5,379,926
Net interest expense on interest rate swap transactions                                                      771,853      4,404,017
Taxable Auctioned Preferred shares - auction fees                                                             71,863        425,416
Taxable Auctioned Preferred shares - dividend disbursing agent fees                                            3,760         22,500
Shareholders' servicing agent fees and expenses                                                                1,270         11,241
Custodian's fees and expenses                                                                                 23,260        125,759
Trustees' fees and expenses                                                                                    7,799         53,314
Professional fees                                                                                             14,683         92,487
Shareholders' reports - printing and mailing expenses                                                         29,312        145,061
Stock exchange listing fees                                                                                      430          2,828
Investor relations expense                                                                                     8,594         85,955
Other expenses                                                                                                 9,343         25,830
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                       1,952,127     10,774,334
   Custodian fee credit                                                                                         (493)          (910)
   Expense reimbursement                                                                                    (339,109)    (1,801,689)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                               1,612,525      8,971,735
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                      3,420,799     24,030,692
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments                                                                         2,731,047     14,955,847
Change in net unrealized appreciation (depreciation) of investments                                       36,408,836    106,540,733
Change in net unrealized appreciation (depreciation) of interest rate swap transactions                      (30,461)     1,684,638
------------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                                                 39,109,422    123,181,218
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From net investment income                                                                                  (205,848)    (1,534,591)
From accumulated net realized gains from investments                                                        (137,777)      (666,002)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions
   to Taxable Auctioned Preferred shareholders                                                              (343,625)    (2,200,593)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                   $42,186,596   $145,011,317
====================================================================================================================================


                                 See accompanying notes to financial statements.

                            Statement of
                                  CHANGES IN NET ASSETS
                                                                                                                             FOR THE
                                                                                     FOR THE PERIOD                  PERIOD 11/15/01
                                                                                           11/01/03                    (COMMENCEMENT
                                                                                            THROUGH     YEAR ENDED    OF OPERATIONS)
                                                                                           12/31/03       10/31/03  THROUGH 10/31/02
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                   $ 3,420,799   $ 24,030,692     $ 28,380,355
Net realized gain from investments                                                        2,731,047     14,955,847        4,692,936
Change in net unrealized appreciation (depreciation) of investments                      36,408,836    106,540,733       (8,431,219)
Change in net unrealized appreciation (depreciation) of interest rate swap transactions     (30,461)     1,684,638       (8,874,861)
Distributions to Taxable Auctioned Preferred shareholders:
   From net investment income                                                              (205,848)    (1,534,591)      (1,906,748)
   From accumulated net realized gains from investments                                    (137,777)      (666,002)        (620,986)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                   42,186,596    145,011,317       13,239,477
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                 (400,409)   (27,213,445)     (24,691,256)
From accumulated net realized gains from investments                                     (2,353,670)   (11,530,158)      (7,070,702)
Tax return of capital                                                                    (3,717,296)    (1,129,210)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                   (6,471,375)   (39,872,813)     (31,761,958)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                              --             --      401,689,500
   Net proceeds from shares issued to shareholders due to reinvestment of distributions      46,398        382,555           39,666
Taxable Auctioned Preferred shares offering costs                                                --          3,544       (2,017,208)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from capital share transactions       46,398        386,099      399,711,958
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                   35,761,619    105,524,603      381,189,477
Net assets applicable to Common shares at the beginning of period                       486,814,355    381,289,752          100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                            $522,575,974   $486,814,355     $381,289,752
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period        $    (11,730)  $ (2,826,809)    $  1,890,535
====================================================================================================================================


                                 See accompanying notes to financial statements.

                            Notes to
                                   FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc., and the recording of the organization expenses ($15,000) and their reimbursement by Nuveen Investments, LLC, also a wholly owned subsidiary of Nuveen Investments, Inc.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked price. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish a fair value for the security. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on an accrual basis (see Dividends and Distributions to Common Shareholders for REIT income recognition policy).

Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders

Dividends to Common shareholders are declared monthly. The Fund's policy is to pass through to its shareholders, each month, substantially all REIT distributions it receives, together with other operating income less operating expenses. REIT distributions received by the Fund are generally comprised of investment income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period is not known until after the fiscal year-end. For the twelve months ended December 31, 2003, the character of distributions to the Fund from the REITs was 69.69% ordinary income, 12.66% long-term and short-term capital gains, and 17.65% return of REIT capital.

                            Notes to
                                FINANCIAL STATEMENTS (continued)



For the fiscal years ended October 31, 2002 and 2003, the Fund applied a percentage estimate, such as those shown above, or used a similar estimation of the breakdown of income type, to its receipts from the REITs and treated as income in the Statement of Operations only the amount of ordinary income so calculated. The Fund adjusted that estimated breakdown of income type (and consequently its net investment income) as necessary early in the following calendar year when the REITs informed their shareholders of the actual breakdown of income type. For the fiscal period ended December 31, 2003, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments does not report the actual character of its distributions during the period, the Fund will treat the distributions as ordinary income.

During the fiscal years ended October 31, 2002 and 2003, the Fund treated each distribution to its shareholders from the portfolio REITs as being entirely from net investment income. The Fund recharacterized those distributions as being from ordinary income, long-term and short-term capital gains, and return of capital, if necessary, at the beginning of the subsequent calendar year, based upon the income type breakdown information conveyed at that time by the REITs whose securities are held in the Fund's portfolio. Recharacterizations are reflected in the accompanying financial statements. For the fiscal period ended December 31, 2003, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

The Fund may also generate capital gains from trading investments in its portfolio which are distributed to shareholders not less frequently than annually. Such capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Taxable Auctioned Preferred Shares

The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F, $25,000 stated value Taxable Auctioned Preferred shares. The dividend rate on each series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Interest Rate Swap Transactions

The Fund is authorized to enter into hedging transactions, including interest rate swap transactions. The Fund uses interest rate swaps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the swap. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of credit loss with respect to the swap counterparty on interest rate swaps is limited to the net amount of interest payments that the Fund is to receive. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the net payment obligations under any interest rate swap transactions. Interest rate swap positions are marked to market daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations, by having the Adviser continually monitor the financial stability of the swap counterparties.

At December 31, 2003, the Fund had open interest rate swap agreements with Citibank NA as follows:

                                                                                       UNREALIZED
             NOTIONAL                                            TERMINATION         APPRECIATION
               AMOUNT        FIXED RATE        FLOATING RATE*           DATE        (DEPRECIATION)
--------------------------------------------------------------------------------------------------
          $43,000,000            4.0225%              1.1700%        2/06/05          $(1,203,061)
           43,000,000            4.8000               1.1700         2/06/07           (2,677,808)
           43,000,000            5.1900               1.1700         2/06/09           (3,339,815)
--------------------------------------------------------------------------------------------------
                                                                                      $(7,220,684)
==================================================================================================

*Based on LIBOR (London Interbank Offered Rate)

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs

Nuveen Investments, LLC has agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of Common share offering costs ($843,000) were recorded as a reduction of the proceeds from the sale of the Common shares.

Costs incurred by the Fund in connection with its offering of Taxable Auctioned Preferred shares ($2,013,664) were recorded as a reduction to paid-in surplus.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual amounts may differ from those estimates.

2. FUND SHARES

During the two months ended December 31, 2003, 2,658 Common shares were issued to shareholders due to reinvestment of distributions.

During the fiscal year ended October 31, 2003, 24,199 Common shares were issued to shareholders due to reinvestment of distributions.

During the period November 15, 2001 (commencement of operations) through October 31, 2002, 28,100,000 Common shares and 6,880 Taxable Auctioned Preferred shares were sold. In addition, 2,556 Common shares were issued to shareholders due to reinvestment of distributions during the period November 15, 2001 (commencement of operations) through October 31, 2002.

3. SECURITIES TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) during the two months ended December 31, 2003, aggregated $22,019,073 and $14,771,752, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and in recognizing certain gains and losses on security transactions.

At December 31, 2003, the cost of investments was as follows:

--------------------------------------------------------------------------------
Cost of investments                                                 $563,481,797
================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments and interest rate swap transactions at December 31, 2003, were as follows:

-------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $135,456,388
   Depreciation                                                      (8,158,722)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments and interest
   rate swap transactions                                          $127,297,666
===============================================================================

                            Notes to
                                FINANCIAL STATEMENTS (continued)



The tax components of undistributed net ordinary income and net realized gains at December 31, 2003, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                          $--
Undistributed net long-term capital gains                                     --
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended December 31, 2003, October 31, 2003 and October 31, 2002, was designated for purposes of the dividends paid deduction as follows:

FOR THE TWO MONTHS ENDED
DECEMBER 31, 2003
--------------------------------------------------------------------------------
Distributions from net ordinary income *                              $3,904,970
Distributions from net long-term capital gains                         2,435,010
Tax return of capital                                                  3,717,296
================================================================================

FISCAL YEAR ENDED OCTOBER 31, 2003
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $33,787,266
Distributions from net long-term capital gains                         7,156,788
Tax return of capital                                                  1,129,210
================================================================================

FISCAL YEAR ENDED OCTOBER 31, 2002
--------------------------------------------------------------------------------
Distributions from net ordinary income *                             $25,313,542
Distributions from net long-term capital gains                         5,722,287
================================================================================

*Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax years ended December 31, 2003, October 31, 2003 and October 31, 2002, respectively.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the Fund's average daily managed assets. "Managed assets" means the average daily net assets of the Fund including assets attributable to Taxable Auctioned Preferred shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates.

For the first ten years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                        YEAR ENDING
NOVEMBER 30,                                       NOVEMBER 30,
--------------------------------------------------------------------------------

2001*                       .30%                        2007                .25%
2002                        .30                         2008                .20
2003                        .30                         2009                .15
2004                        .30                         2010                .10
2005                        .30                         2011                .05
2006                        .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

Subadvisor Acquisition

On November 24, 2003, Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation acquired Security Capital. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new subadvisory agreement with Security Capital. At the Fund's annual shareholder meeting on January 20, 2004, shareholders approved the new sub-advisory agreement.

On January 14, 2004 Bank One Corporation and J.P. Morgan Chase & Co. ("J.P. Morgan") announced that they have agreed to merge in a strategic business combination. The proposed merger is subject to approval of shareholders of Bank One Corp. and J.P. Morgan and approval of U.S. federal and state and foreign regulatory authorities. The transaction is expected to occur in mid-2004. In the event that the merger between Bank One Corp. and J.P. Morgan is deemed a change in control of the Sub-Adviser, shareholder approval of a new subadvisory agreement will be necessary.

6. SUBSEQUENT EVENT - DISTRIBUTIONS TO COMMON SHAREHOLDERS

The Fund declared a dividend distribution of $.1150 per Common share which was paid on February 2, 2004, to shareholders of record on January 15, 2004.

                            Financial
                                   HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                                     Investment Operations
                                 -----------------------------------------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from
                                                               Investment         Capital
                                                                Income to        Gains to
                    Beginning                         Net         Taxable         Taxable
                       Common                   Realized/       Auctioned       Auctioned
                        Share           Net    Unrealized       Preferred       Preferred
                    Net Asset    Investment    Investment          Share-          Share-
                        Value      Income(a)   Gain (Loss)        holders+        holders+   Total
==================================================================================================
11/01/03-12/31/03      $17.30         $ .12         $1.38          $ (.01)          $  --    $1.49
11/01/02-10/31/03       13.56           .85          4.38            (.05)           (.02)    5.16
11/15/01-10/31/02       14.33          1.02          (.46)           (.07)           (.02)     .47
==================================================================================================

                                   Less Distributions                                                             Total Returns
                      -------------------------------------------                                           -----------------------
                                                                        Offering
                                                                       Costs and
                             Net                                         Taxable                                            Based
                      Investment    Capital                            Auctioned       Ending                                  on
                       Income to   Gains to        Tax                 Preferred       Common                 Based        Common
                          Common     Common     Return                     Share        Share      Ending        on     Share Net
                          Share-     Share-         of              Underwriting    Net Asset      Market    Market         Asset
                         holders    holders    Capital      Total      Discounts        Value       Value     Value**       Value**
===================================================================================================================================
11/01/03-12/31/03          $(.01)     $(.08)     $(.13)    $ (.22)         $  --       $18.57      $18.73      6.49%         8.69%
11/01/02-10/31/03           (.97)      (.41)      (.04)     (1.42)            --        17.30       17.81     35.40         39.80
11/15/01-10/31/02           (.89)      (.25)        --      (1.14)          (.10)       13.56       14.40      3.30          2.09
===================================================================================================================================
                                                      Ratios/Supplemental Data
                    -------------------------------------------------------------------------------------------
                                     Before Credit/Reimbursement      After Credit/Reimbursement***
                                    ------------------------------   -------------------------------
                                                    Ratio of Net                     Ratio of Net
                                      Ratio of        Investment        Ratio of      Investment
                         Ending       Expenses         Income to        Expenses       Income to
                            Net     to Average           Average      to Average         Average
                         Assets     Net Assets        Net Assets      Net Assets      Net Assets
                     Applicable     Applicable        Applicable      Applicable      Applicable      Portfolio
                      to Common      to Common         to Common       to Common       to Common       Turnover
                    Shares (000)        Shares++          Shares++        Shares++        Shares++         Rate
================================================================================================================
11/01/03-12/31/03      $522,576           2.31%*            4.07%*          1.91%*          4.47%*            2%
11/01/02-10/31/03       486,814           2.51              5.17            2.09            5.59             26
11/15/01-10/31/02       381,290           2.12*             6.71*           1.72*           7.11*            37
================================================================================================================
                            Cumulative Taxable Auctioned
                             Preferred at End of Period
                    -------------------------------------------
                      Aggregate     Liquidation
                         Amount      and Market           Asset
                    Outstanding           Value        Coverage
                           (000)      Per Share       Per Share
===============================================================
11/01/03-12/31/03      $172,000         $25,000        $100,956
11/01/02-10/31/03       172,000          25,000          95,758
11/15/01-10/31/02       172,000          25,000          80,420
===============================================================

(a) Per share Net Investment Income is calculated using the average daily shares method.
*    Annualized.
** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset Value is the combination of reinvested dividend income at net asset value, reinvested capital gains distributions at net asset value, if any, and changes in Common share net asset value per share. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred shares. Each Ratio of Expenses to Average Net Assets Applicable to Common Shares and each Ratio of Net Investment Income to Average Net Assets Applicable to Common Shares includes the effect of the net interest expense paid on interest rate swap transactions as follows:
     11/01/03 - 12/31/03      .91*
     11/01/02 - 10/31/03     1.03
     11/15/01 - 10/31/02      .68*


                                 See accompanying notes to financial statements.

                                  18-19 SPREAD

Trustees
       AND OFFICERS



The management of the Fund, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of
Trustees of the Fund. The number of trustees of the Fund is currently set at twelve. None of the trustees who are not "interested" persons of the Fund has ever been a trustee or employee of, or consultant to, Nuveen or its affiliates.
The names and business addresses of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.
                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST    PRINCIPAL OCCUPATION(S)                                         COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                   OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1)    Chairman     1994          Chairman and Director (since 1996) of Nuveen                          143
3/28/49                        of the                     Investments, Inc. and Nuveen Investments, LLC;
333 W. Wacker Drive            Board and                  Director (since 1992) and Chairman (since 1996) of
Chicago, IL 60606              Trustee                    Nuveen Advisory Corp. and Nuveen Institutional
                                                          Advisory Corp.; Chairman and Director (since 1997)
                                                          of Nuveen Asset Management, Inc.; Director (since 1996)
                                                          of Institutional Capital Corporation; Chairman and Director
                                                          (since 1999) of Rittenhouse Asset Management, Inc.;
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).


TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
William E. Bennett             Trustee      2001          Private Investor; previously, President and Chief Executive           143
10/16/46                                                  Officer, Draper & Kramer, Inc., a private company that
333 W. Wacker Drive                                       handles mortgage banking, real estate development, pension
Chicago, IL 60606                                         advisory and real estate management (1995-1998). Prior
                                                          thereto, Executive Vice President and Chief Credit Officer of
                                                          First Chicago Corporation and its principal subsidiary, The
                                                          First National Bank of Chicago.

------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Trustee      1997          Private Investor and Management Consultant.                           143
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Trustee      1993          Retired (since 1989) as Senior Vice President of The Northern         143
7/29/34                                                   Trust Company; Director, Community Advisory Board for
333 W. Wacker Drive                                       Highland Park and Highwood, United Way of the North Shore
Chicago, IL 60606                                         (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Trustee      1999          President, The Hall-Perrine Foundation, a private philanthropic       143
10/22/48                                                  corporation (since 1996); Director, Alliant Energy; Director and
333 W. Wacker Drive                                       Vice Chairman, United Fire & Casualty Company; Director,
Chicago, IL 60606                                         Federal Reserve Bank of Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri           Trustee      1994          Retired, formerly, Executive Director (since 1998) of Manitoga/       143
1/26/33                                                   The Russel Wright Design Center; prior thereto, President and
333 W. Wacker Drive                                       Chief Executive Officer of Blanton-Peale Institute (since 1990);
Chicago, IL 60606                                         prior thereto, Vice President, Metropolitan Life Insurance Co.

------------------------------------------------------------------------------------------------------------------------------------
William L. Kissick             Trustee      1992          Professor Emeritus, School of Medicine and the Wharton                143
7/29/32                                                   School of Management and former Chairman, Leonard Davis
333 W. Wacker Drive                                       Institute of Health Economics, University of Pennsylvania;
Chicago, IL 60606                                         Adjunct Professor, Health Policy and Management, Yale University.


                                       20

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                               POSITION(S)                                                                                IN FUND
                               HELD         YEAR FIRST    PRINCIPAL OCCUPATION(S)                                         COMPLEX
NAME, BIRTHDATE                WITH         ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                   OVERSEEN
AND ADDRESS                    THE FUND     APPOINTED(2)  DURING PAST 5 YEARS                                             BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Leafstrand           Trustee      1992          Retired; previously, Vice President in charge of Municipal            143
11/11/31                                                  Underwriting and Dealer Sales at The Northern Trust
333 W. Wacker Drive                                       Company.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter R. Sawers                Trustee      1991          Adjunct Professor of Business and Economics, University of            143
4/3/33                                                    Dubuque, Iowa; formerly (1991-2000) Adjunct Professor, Lake
333 W. Wacker Drive                                       Forest Graduate School of Management, Lake Forest, Illinois;
Chicago, IL 60606                                         prior thereto, Executive Director, Towers Perrin Australia, a management consulting firm; Chartered Financial Analyst;
                                                          Certified Management Consultant; Director, Executive
                                                          Service Corps of Chicago, a not-for-profit organization.

------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Trustee      1997          Senior Partner and Chief Operating Officer, Miller-Valentine          143
9/24/44                                                   Group, Vice President, Miller-Valentine Realty, a construction
333 W. Wacker Drive                                       company; Chair, MiamiValley Hospital; Chair, Dayton
Chicago, IL 60606                                         Development Coalition; formerly, Member, Community
                                                          Advisory Board, National City Bank, Dayton, Ohio and
                                                          Business Advisory Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Trustee      1997          Executive Director, Gaylord and Dorothy Donnelley Foundation          143
12/29/47                                                  (since 1994); prior thereto, Executive Director, Great Lakes
333 W. Wacker Drive                                       Protection Fund (1990-1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Sheila W. Wellington           Trustee      1994          Clinical Professor of Management, Stern/NYU Business School           143
2/24/32                                                   (since 2003); formerly, President (1993-2003) of Catalyst (a
333 W. Wacker Drive                                       not-for-profit organization focusing on women's leadership
Chicago, IL 60606                                         development in business and the professions).

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD           YEAR FIRST                                                                    COMPLEX
NAME, BIRTHDATE              WITH           ELECTED OR    PRINCIPAL OCCUPATION(S)                                         OVERSEEN
AND ADDRESS                  THE FUND       APPOINTED(3)  DURING PAST 5 YEARS                                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman         Chief          1988          Managing Director (since 2002), Assistant Secretary                   143
9/9/56                       Administrative               and Associate General Counsel, formerly, Vice President
333 W. Wacker Drive          Officer                      and Assistant General Counsel of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (since 2002), General Counsel and
                                                          Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.;
                                                          Managing Director (since 2002), Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          2000), of Nuveen Asset Management, Inc.; Assistant
                                                          Secretary of Nuveen Investments, Inc. (since 1994);
                                                          Assistant Secretary of NWQ Investment Management
                                                          Company, LLC (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General
                                                          Counsel and Assistant Secretary of Rittenhouse Asset
                                                          Management, Inc. (since 2003); Chartered
                                                          Financial Analyst.


                                       21


Trustees
       AND OFFICERS (CONTINUED)
                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD           YEAR FIRST                                                                    COMPLEX
NAME, BIRTHDATE              WITH           ELECTED OR    PRINCIPAL OCCUPATION(S)                                         OVERSEEN
AND ADDRESS                  THE FUND       APPOINTED(3)  DURING PAST 5 YEARS                                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson          Vice           2000          Vice President (since 2002), formerly, Assistant                      143
2/3/66                       President                    Vice President (since 2000), previously, Associate of
333 W. Wacker Drive          and Assistant                Nuveen Investments, LLC.
Chicago, IL 60606            Secretary

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo            Vice           1999          Vice President of Nuveen Investments, LLC (since 1999),                143
11/28/67                     President                    prior thereto, Assistant Vice President (since 1997); Vice
333 W. Wacker Drive          and Treasurer                President and Treasurer of Nuveen Investments, Inc. (since
Chicago, IL 60606                                         1999); Vice President and Treasurer of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp. (since 1999); Vice
                                                          President and Treasurer of Nuveen Asset Management,
                                                          Inc. (since 2002) and of Nuveen Investments Advisers
                                                          Inc. (since 2002); Assistant Treasurer of NWQ Investment
                                                          Management Company, LLC (since 2002); Chartered
                                                          Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Susan M. DeSanto             Vice           2001          Vice President of Nuveen Advisory Corp. (since 2001);                 143
9/8/54                       President                    previously, Vice President of Van Kampen Investment
333 W. Wacker Drive                                       Advisory Corp. (since 1998); Vice President of Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (since 2002); prior thereto,
                                                          Assistant Vice President of Van Kampen Investment
                                                          Advisory Corp. (since 1994).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger           Vice           2000          Vice President (since 2002) and Assistant General Counsel             143
9/24/64                      President                    (since 1998); formerly, Assistant Vice President (since 1998)
333 W. Wacker Drive          and Secretary                of Nuveen Investments, LLC; Vice President (since 2002)
Chicago, IL 60606                                         and Assistant Secretary (since 1998), formerly Assistant
                                                          Vice President of Nuveen Advisory Corp. and Nuveen
                                                          Institutional Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson            Vice           1998          Managing Director (since 2003), formerly, Vice President (since       143
10/24/45                     President                    1998) of Nuveen Investments, LLC; Vice President (since 1998)
333 W. Wacker Drive                                       of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald        Vice           1995          Managing Director (since 2002) of Nuveen Investments,                 143
3/2/64                       President                    LLC; Managing Director (since 2001), formerly Vice
333 W. Wacker Drive                                       President of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp. (since 1995); Managing
                                                          Director of Nuveen Asset Management, Inc. (since 2001);
                                                          Vice President of Nuveen Investment Advisers Inc.
                                                          (since 2002); Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy               Vice           1998          Vice President (since 1993) and Funds Controller (since               143
5/31/54                      President                    1998) of Nuveen Investments, LLC and Vice President and
333 W. Wacker Drive          and Controller               Funds Controller (since 1998) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.


                                       22

                                                                                                                          NUMBER OF
                                                                                                                          PORTFOLIOS
                             POSITION(S)                                                                                  IN FUND
                             HELD           YEAR FIRST                                                                    COMPLEX
NAME, BIRTHDATE              WITH           ELECTED OR    PRINCIPAL OCCUPATION(S)                                         OVERSEEN
AND ADDRESS                  THE FUND       APPOINTED(3)  DURING PAST 5 YEARS                                             BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                Vice           2000          Vice President (since 2000) of Nuveen Investments, LLC,               143
3/22/63                      President                    previously Assistant Vice President (since 1999); prior
333 W. Wacker Drive                                       thereto, Associate of Nuveen Investments, LLC; Certified
Chicago, IL 60606                                         Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                Vice           2002          Vice President (since 1999), previously, Assistant Vice               143
8/27/61                      President                    President (since 1993) of Nuveen Investments, LLC.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin              Vice           1988          Vice President, Assistant Secretary and Assistant General             143
7/27/51                      President                    Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive          and Assistant                Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606            Secretary                    Institutional Advisory Corp.; Assistant Secretary of Nuveen
                                                          Investments, Inc. and (since 1997) Nuveen Asset Management,
                                                          Inc.; Vice President (since 2000), Assistant Secretary and
                                                          Assistant General Counsel (since 1998) of Rittenhouse Asset
                                                          Management, Inc.; Vice President and Assistant Secretary of
                                                          Nuveen Investments Advisers Inc. (since 2002); Assistant
                                                          Secretary of NWQ Investment Management Company, LLC
                                                          (since 2002).

------------------------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV          Vice           1996          Managing Director (since 2002) of Nuveen Investments,                 143
7/7/65                       President                    LLC; Managing Director (since 1997), formerly Vice
333 W. Wacker Drive                                       President (since 1996) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.; Managing Director
                                                          of Nuveen Asset Management, Inc. (since 1999).
                                                          Chartered Financial Analyst.


(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.

(2) Trustees serve a one-year term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.

(3) Officers serve a one-year term through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Build Your Wealth
        AUTOMATICALLY



Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.


NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Fund
  INFORMATION


BOARD OF TRUSTEES

William E. Bennett
Robert P. Bremner
Lawrence H. Brown
JackB. Evans
Anne E. Impellizzeri
William L. Kissick
Thomas E. Leafstrand
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Sheila W. Wellington

FUND MANAGER

Nuveen Institutional
Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

SUBADVISOR

Security Capital Research &
Management Incorporated
11 South LaSalle Street
Chicago, IL 60603

CUSTODIAN

State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES

State Street Bank & Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL



PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling Nuveen Investments at (800) 257-8787; and (ii) on the Commission's website at http://www.sec.gov.

QUALIFIED DIVIDEND TAX DISCLOSURE

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the calendar year ended December 31, 2003. For corporate shareholders none of the distributions qualify for the dividend received deduction. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of 9.45% of the ordinary income as taxed at a maximum of 15%.

GLOSSARY OF TERMS USED IN THIS REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return (including change in NAV and reinvested dividends) that would have been necessary on an annual basis to equal the investment's actual performance over the time period being considered.

Net Asset Value (NAV): A fund's NAV is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

---------
Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended December 31, 2003. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
          FOR GENERATIONS



Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

Managing $90 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in tax-free investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at
(800) 257-8787. Please read the information carefully before you invest.


Distributed by
NUVEEN INVESTMENTS, LLC | 333 West Wacker Drive | Chicago, Illinois 60606 | www.nuveen.com



                                                                     EAN-A-1203D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The registrant has posted such code of ethics on its website at www.nuveen.com/etf.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. The registrant's audit committee financial expert is William E. Bennett, who is "independent" for purposes of
Item 3 of Form N-CSR.

Mr. Bennett was formerly Executive Vice President and Chief Credit Officer of First Chicago Corporation and its principal subsidary, The First National Bank of Chicago. As part of his role as Chief Credit Officer, Mr. Bennett set policy as to accrual of assets/loans; designated performing/non-performing assets; set the level of reserves against the credit portfolio; and determined the carrying value of credit related assets and exposure. Among other things, Mr. Bennett was also responsible for the oversight of the internal analysis function including setting ground rules for the review and preparation of financial analysis and financial statements for use in making credit and risk decisions for clients. Mr. Bennett has significant experience reviewing, analyzing and evaluating financial statements of domestic and international companies in a variety of industries with complex accounting issues.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                         NUVEEN REAL ESTATE INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years and more recent stub period. For engagements with Ernst & Young, LLP entered into on or after May 6, 2003, the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the fund during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).


                                SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

----------------------- --------------------- -------------------- --------------------- --------------------
                        Audit Fees Billed     Audit-Related Fees   Tax Fees Billed to    All Other Fees
Fiscal Year Ended       to Fund               Billed to Fund       Fund                  Billed to Fund
----------------------- --------------------- -------------------- --------------------- --------------------
December 31, 2003*      $6,300                $0                   $0                    $850
----------------------- --------------------- -------------------- --------------------- --------------------
Percentage approved     N/A                   0%                   0%                    0%
pursuant to
pre-approval
exception
----------------------- --------------------- -------------------- --------------------- --------------------
October 31, 2003        $15,677               $0                   $10,170               $3,250
----------------------- --------------------- -------------------- --------------------- --------------------
Percentage approved     N/A                   N/A                  N/A                   N/A
pursuant to
pre-approval exception
----------------------- --------------------- -------------------- --------------------- --------------------
October 31, 2002        $11,004               $0                   234                   $775
----------------------- --------------------- -------------------- --------------------- --------------------
Percentage approved     N/A                   N/A                  N/A                   N/A
pursuant to
pre-approval exception
----------------------- --------------------- -------------------- --------------------- --------------------

*Nuveen Real Estate Income Fund changed its fiscal year end from October 31 to December 31, therefore, these numbers represent the period 11/1/03-12/31/03.

The above "Tax Fees" were billed for professional services for tax advice, tax compliance and tax planning. The "Other Fees" were billed for agreed upon procedures for the FundPreferred Shares.

                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following table shows the amount of fees billed by Ernst & Young LLP to Nuveen Institutional Advisory Corp. ("NIAC" or the "Adviser"), and any entity controlling, controlled by or under common control with NIAC ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years and for the more recent stub period.

The table also shows the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to Adviser and any Affiliated Fund Service Provider

(other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund audit is completed.


----------------------- --------------------- -------------------- ---------------------
Fiscal Year Ended       Audit-Related Fees    Tax Fees Billed to   All Other Fees
                        Billed to Adviser     Adviser and          Billed to Adviser
                        and Affiliated Fund   Affiliated Fund      and Affiliated Fund
                        Service Providers     Service Providers    Service Providers
----------------------- --------------------- -------------------- ---------------------
December 31, 2003*      $0                    $0                   $0
----------------------- --------------------- -------------------- ---------------------
Percentage approved     0%                    0%                   0%
pursuant to
pre-approval
exception
----------------------- --------------------- -------------------- ---------------------
October 31, 2003        $0                    $0                   $0
----------------------- --------------------- -------------------- ---------------------
Percentage approved     N/A                   N/A                  N/A
pursuant to
pre-approval exception
----------------------- --------------------- -------------------- ---------------------
October 31, 2002        $0                    $0                   $0
----------------------- --------------------- -------------------- ---------------------
Percentage approved     N/A                   N/A                  N/A
pursuant to
pre-approval exception
----------------------- --------------------- -------------------- ---------------------


*Nuveen Real Estate Income Fund changed its fiscal year end from October 31 to December 31.

                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years and more recent stub period for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Service Provider, if the engagement relates directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


----------------------- --------------------- -------------------- --------------------- --------------------
Fiscal Year Ended       Total Non-Audit       Total Non-Audit      Total Non-Audit       Total of (A), (B)
                        Fees Billed to Fund   Fees billed to       Fees billed to        and (C)
                        (A)                   Adviser and          Adviser and
                                              Affiliated Fund      Affiliated Fund
                                              Service Providers    Service Providers
                                              (engagements         (all other
                                              related directly     engagements)
                                              to the operations    (C)
                                              and financial
                                              reporting of the
                                              Fund)
                                              (B)
----------------------- --------------------- -------------------- --------------------- --------------------
December 31, 2003*      $850                  $0                   $0                    $850
----------------------- --------------------- -------------------- --------------------- --------------------
October 31, 2003        $13,420               $0                   $0                    $13,420
----------------------- --------------------- -------------------- --------------------- --------------------
October 31, 2002        $1,009                $0                   $0                    $1,009
----------------------- --------------------- -------------------- --------------------- --------------------

*Nuveen Real Estate Income Fund changed its fiscal year end from October 31 to December 31, therefore, these numbers represent the period 11/1/03-12/31/03.


Audit Committee Pre-Approval Policies and Procedures. Generally, the audit committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Services Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Services Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the audit committee if they are expected to be for amounts greater than $10,000; (ii) reported to the audit committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the audit committee at the next audit committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

In the rare event that a municipal issuer held by the Fund were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Advisory Corp. (the "Adviser") would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund's Board of Trustees or its representative. In the case of a conflict of interest, the proxy would be submitted to the applicable Fund's Board to determine how the proxy should be voted. A member of the Adviser's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940 (17 CFR 275.204-2(c)(2)), reports were filed with the SEC on Form N-PX, and the results were provided to the Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable at this time.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because posted on registrant's website at www.nuveen.com/etf.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable at this time.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Real Estate Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2004
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (Principal Executive Officer)

Date: March 9, 2004
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (Principal Financial Officer)

Date: March 9, 2004
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.